Exhibit 99.1
AdCare Health Systems Reports Second Quarter 2014 Results
Company Endeavors to Transition to a Facilities Holding Company

ATLANTA, GA, August 11, 2014-AdCare Health Systems, Inc. (NYSE MKT: ADK), (NYSE MKT: ADK.PRA) a recognized provider of senior living and healthcare facility management, today reported results for the second quarter ended June 30, 2014.

Business and Financial Highlights
Board of Directors approved a strategic plan to transition the Company’s business from owning and operating healthcare properties to owning and leasing healthcare properties, effectively creating a facilities holding company. Signed agreement to sublease skilled nursing and rehabilitation facility located in south Georgia to a local nursing home operator effective July 1, 2014.

•	Revenues reflecting the historical business model as an owner and operator of skilled nursing facilities were $55.7 million, up 1.6% compared with $54.9 million in the second quarter of 2013.

•
Adjusted EBITDAR from continuing operations was $5.4 million, up 12.9% compared with $4.8 million in the second quarter of 2013 (see “Use of Non-GAAP Financial Information” below for the definition of Adjusted EBITDAR from continuing operations and its reconciliation to GAAP net loss).

•	Net loss attributable to AdCare common shareholders of $3.3 million compared with net loss of $7.0 million in the second quarter of 2013.

•
Board of Directors declared a quarterly cash dividend payment of $0.68 per share on the Company's 10.875% Series A Preferred Stock which was paid on June 30, 2014 to holders of record at the close of business on June 20, 2014.

“Our strategic vision is to establish AdCare Health as a healthcare property holding and leasing company, with the objective of stabilizing free cash flow and returning us to profitability,” stated David Tenwick, AdCare’s Chairman and Interim Chief Executive Officer. “Subsequent to the end of the second quarter, we took a significant step towards this vision as the Board of Directors approved management’s plan to execute a series of leasing transactions which will transition our currently owned and operated healthcare facilities, principally skilled nursing facilities, to third party operators and sub-lease our existing leased facilities.”

Mr. Tenwick continued, “By setting out our strategic plan to exit the day-to-day management of our healthcare facilities, we established a clear goal to return cash to the shareholders in the near-term and provide additional return on investment down the road. After our transition to a facilities holding company is completed, then we expect a more expeditious return to profitability and lower working capital requirements resulting in the generation of positive free cash flow. We believe that this, in turn, will enable us to return cash to shareholders through an increasing quarterly dividend, while setting the stage for the pursuit of other strategic alternatives at improved valuations.”

Second Quarter and Six Month 2014 Summary of Financial Results
The results below do not reflect any significant changes in the business model and primarily are related to the historical business model of owning and operating healthcare facilities.

Revenues in the second quarter of 2014 were $55.7 million, up 1.6% from $54.9 million in the second quarter of 2013. Revenues for the first six months of 2014 increased by 1% to $110.7 million from $109.5 million in 2013.

The net loss attributable to AdCare common shareholders in the second quarter of 2014 totaled $3.3 million, or $(0.19) per basic and diluted share, compared with a net loss of $7.0 million, or $(0.47) per basic and diluted share, in the second quarter of 2013. Several non-recurring and non-operational expenses impacted the net loss for both periods, including salary retirement and continuation costs of $1.3 million in the second quarter of 2014, and a $1.9 million non-cash derivative loss and $848,000 in non-recurring expense related to the audit committee’s investigation in the second quarter of 2013. For the first six months of 2014, the net loss attributable to AdCare common stockholders was $6.3 million, or $(0.36) per basic and diluted share, compared with a net loss of $9.9 million, or $(0.67) per basic and diluted share, in 2013.

Quarterly Adjusted EBITDAR from continuing operations in the second quarter of 2014 totaled $5.4 million compared with $4.8 million in the second quarter of 2013. Adjusted EBITDAR from continuing operations for the first six months of 2014 totaled $10.8 million compared to $8.8 million for the first six months of 2013 (see “Use of Non-GAAP Financial Information” below for the definition of Adjusted EBITDAR from continuing operations, a non-GAAP financial measure, as well as an important discussion about the use of this measure and its reconciliation to GAAP net loss, the most directly comparable GAAP financial measure).

“Though our reported results reflect meaningful progress to improve Adjusted EBITDAR for continuing operations, we are focused on accelerating the creation of shareholder value by transitioning to the new operating model,” commented Ron Fleming, AdCare’s chief financial officer. “We subleased, effective July 1, 2014, a skilled nursing and rehabilitation facility in the South Georgia region as the first step in this transition, which we expect to improve our financial position and reduce our execution risk going forward. We believe our progress in the quarter, including the stabilization of our cost of services and reduced general and administrative expenses, will help us execute this transition.”

Cash and cash equivalents at June 30, 2014 totaled $11.1 million, as compared with $19.4 million at December 31, 2013. Total debt outstanding at June 30, 2014 totaled $153.2 million (which includes $5.2 million in liabilities of disposal group held for sale and $6.0 million in liabilities of variable interest entity held for sale), as compared with $160.3 million at December 31, 2013 (which includes $6.0 million in liabilities of variable interest entity held for sale).

About AdCare Health Systems
AdCare Health Systems, Inc. (NYSE MKT: ADK) (NYSE MKT: ADK.PRA) is a recognized provider of senior living and healthcare facility management. Since the Company's inception in 1988, it has owned and managed long-term care facilities and retirement communities, and has sought to provide the highest quality of healthcare services to the elderly through its operating subsidiaries, including a broad range of skilled nursing and sub-acute care services. The Company has implemented a strategic plan pursuant to which, through a series of leasing transactions, it will transition from an owner and operator of healthcare facilities to a healthcare property holding and leasing company. For more information about AdCare, visit www.adcarehealth.com.

Important Cautions Regarding Forward-Looking Statements
Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of federal law. Such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "plans," "intends," "anticipates" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Statements in this announcement that are forward-looking include, but are not limited to: (i) statements regarding the strategic plan to transition the Company to a facilities holding company; (ii) statements regarding expense reductions, profitability, free cash flow and improved valuations; (iii) statements regarding anticipated dividend payments and shareholder returns; (iv) statements regarding financial and operational improvements; and (v) statements regarding the outlook for financial metrics. Such forward-looking statements reflect management's beliefs and assumptions and are based upon information currently available to management and involve known and unknown risks, results, performance or achievements of AdCare, which may differ materially from those expressed or implied in such statements. Such factors are identified in the public filings made by AdCare with the Securities and Exchange Commission and include, among others, AdCare's ability to secure lines of credit and/or an acquisition credit facility, AdCare’s ability to refinance its current debt on more favorable terms, AdCare’s ability to expand its borrowing arrangement with certain existing lenders, AdCare’s ability to raise equity capital, AdCare’s ability to improve operating results, changes in the health care industry because of political and economic influences, changes in regulations governing the health care industry, changes in reimbursement levels including those under the Medicare and Medicaid programs and changes in the competitive marketplace. There is no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Except where required by law, AdCare undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this press release.

In addition, each facility mentioned in this press release is operated by a separate, wholly owned, independent operating subsidiary that has its own management, employees and assets.
References to the consolidated Company and its assets and activities, as well as the use of terms such as “we,” “us,” “our,” and similar verbiage, is not meant to imply that AdCare Health Systems, Inc. has direct operating assets, employees or revenue or that any of the facilities, the home health business or other related businesses are operated by the same entity.

Use of Non-GAAP Financial Information
Beginning with the reporting of results for the first quarter of 2011, the Company began to report the measures of Adjusted EBITDA from continuing operations and Adjusted EBITDAR from continuing operations. These are measures of operating performance that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company defines: (i) “Adjusted EBITDA from continuing operations” as net income (loss) from continuing operations before interest expense, income tax expense, depreciation and amortization (including amortization of non-cash stock-based compensation), acquisition costs (net of gains), loss on extinguishment of debt, derivative loss or gain, and other non-routine adjustments; and (ii) “Adjusted EBITDAR from continuing operations” as net income (loss) from continuing operations before interest expense, income tax expense, depreciation and amortization (including amortization of non-cash stock-based compensation), acquisition costs (net of gains), loss on extinguishment of debt, derivative loss or gain, rent, and other non-routine adjustments.

Adjusted EBITDA from continuing operations and Adjusted EBITDAR from continuing operations should not be considered in isolation or as a substitute for net income, income from operations or cash flows provided by, or used in, operations as determined in accordance with GAAP. Adjusted EBITDA from continuing operations and Adjusted EBITDAR from continuing operations are used by management to focus on operating performance and management without mixing in items of income and expense that relate to the financing and capitalization of the business, fixed rent or lease payments of facilities, derivative loss or gain, and certain acquisition related charges and other non-routine adjustments.

The Company believes these measures are useful to investors in evaluating the Company’s performance, results of operations and financial position for the following reasons:

•	They are helpful in identifying trends in the Company’s day-to-day performance because the items excluded have little or no significance to the Company’s day-to-day operations;

•
They provide an assessment of controllable expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance; and

•	They provide data that assists management to determine whether or not adjustments to current spending decisions are needed.
AdCare believes that the use of these measures provides a meaningful and consistent comparison of the Company’s underlying business between periods by eliminating certain items required by GAAP, which have little or no significance in the Company’s day-to-day operations.

Company Contacts                Investor Relations
Ronald W. Fleming, CFO            Brett Maas, Managing Partner
AdCare Health Systems, Inc.            Hayden IR
Tel (678) 869-5116                Tel (646) 536-7331
info@adcarehealth.com            brett@haydenir.com

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in 000’s, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
Patient care revenues	$ 55,425	$ 54,361	$ 109,875	$ 108,531
Management revenues	304	498	786	1,008
Total revenues	55,729	54,859	110,661	109,539

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	46,364	45,851	91,815	91,857
General and administrative expense	4,179	4,505	8,740	9,433
Audit committee investigation expense	—	848	—	1,982
Facility rent expense	1,751	1,758	3,510	3,495
Depreciation and amortization	1,954	1,778	3,810	3,500
Salary retirement and continuation costs	1,282	149	1,282	149
Total expenses	55,530	54,889	109,157	110,416
Income (Loss) from Operations	199	(30)	1,504	(877)

Other Income (Expense):
Interest expense, net	(2,650)	(3,087)	(5,273)	(6,256)
Acquisition costs, net of gains	—	(487)	—	(577)
Derivative (loss) gain	—	(1,947)	—	189
Loss on extinguishment of debt	—	(25)	(583)	(27)
Loss on disposal of assets	—	(4)	—	(4)
Other expense	(84)	—	(191)	—
Total other expense, net	(2,734)	(5,550)	(6,047)	(6,675)

Loss from Continuing Operations Before Income Taxes	(2,535)	(5,580)	(4,543)	(7,552)
Income tax expense	—	—	(8)	(78)
Loss from Continuing Operations	(2,535)	(5,580)	(4,551)	(7,630)

Loss from Discontinued Operations, Net of Tax	(260)	(1,365)	(767)	(2,065)
Net Loss	(2,795)	(6,945)	(5,318)	(9,695)

Net Loss Attributable to Noncontrolling Interests	157	241	330	433
Net Loss Attributable to AdCare Health Systems, Inc.	(2,638)	(6,704)	(4,988)	(9,262)

Preferred stock dividend	(646)	(306)	(1,292)	(612)
Net Loss Attributable to AdCare Health Systems, Inc. Common Stockholders	$ (3,284)	$ (7,010)	$ (6,280)	$ (9,874)

Net loss per Common Share attributable to AdCare Health Systems, Inc.
Common Stockholders -
Basic:
Continuing Operations	$ (0.18)	$ (0.38)	$ (0.32)	$ (0.53)
Discontinued Operations	(0.01)	(0.09)	(0.04)	(0.14)
	$ (0.19)	$ (0.47)	$ (0.36)	$ (0.67)

Diluted:
Continuing Operations	$ (0.18)	$ (0.38)	$ (0.32)	$ (0.53)
Discontinued Operations	(0.01)	(0.09)	(0.04)	(0.14)
	$ (0.19)	$ (0.47)	$ (0.36)	$ (0.67)

Weighted Average Common Shares Outstanding:
Basic	17,221	14,766	17,220	14,725
Diluted	17,221	14,766	17,220	14,725

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in 000’s)

	June 30, 2014	December 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 11,147	$ 19,374
Restricted cash and investments	207	3,801
Accounts receivable, net of allowance of $5,684 and $4,989	26,913	23,598
Prepaid expenses and other	3,622	483
Assets of disposal group held for use	—	5,135
Assets of disposal group held for sale	6,818	400
Assets of variable interest entity held for sale	5,894	5,945
Total current assets	54,601	58,736

Restricted cash and investments	6,988	11,606
Property and equipment, net	137,529	138,233
Intangible assets - bed licenses	2,471	2,471
Intangible assets - lease rights, net	4,466	4,889
Goodwill	4,224	4,224
Lease deposits	1,697	1,715
Deferred loan costs, net	4,197	4,542
Other assets	13	12
Total assets	$ 216,186	$ 226,428

LIABILITIES AND EQUITY

Current liabilities:
Current portion of notes payable and other debt	$ 31,344	$ 12,027
Current portion of convertible debt, net of discounts	10,500	11,389
Revolving credit facilities and lines of credit	2,625	2,738
Accounts payable	19,933	23,783
Accrued expenses	13,703	13,264
Liabilities of disposal group held for sale	5,197	—
Liabilities of variable interest entity held for sale	5,953	6,034
Total current liabilities	89,255	69,235

Notes payable and other debt, net of current portion:
Senior debt, net of discounts	77,495	107,858
Bonds, net of discounts	7,003	6,996
Revolving credit facilities	5,613	5,765
Convertible debt	7,500	7,500
Other liabilities	1,809	1,589
Deferred tax liability	191	191
Total liabilities	188,866	199,134

Commitments and contingency

Preferred stock, no par value; 5,000 shares authorized; 950 shares issued and outstanding, redemption amount $23,750 at both June 30, 2014 and December 31, 2013, respectively	20,392	20,442

Stockholders’ equity:
Common stock and additional paid-in capital, no par value; 55,000 shares authorized; 17,513 and 16,016 issued and outstanding at June 30, 2014 and December 31, 2013, respectively	55,056	48,370
Accumulated deficit	(46,164)	(39,884)
Total stockholders’ equity	8,892	8,486
Noncontrolling interest in subsidiary	(1,964)	(1,634)
Total equity	6,928	6,852
Total liabilities and equity	$ 216,186	$ 226,428

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
TRAILING FIVE QUARTERS
(Amounts in 000’s)
(Unaudited)

	For Three Months Ended
	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014
Revenues:
Patient care revenues	$54,361	$53,733	$53,949	$54,450	$55,425
Management revenue	498	521	568	482	304
Total revenues	54,859	54,254	54,517	54,932	55,729
Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	45,851	44,427	44,576	45,450	46,364
General and administrative expenses	4,505	4,583	5,016	4,560	4,179
Audit committee investigation expense	848	302	102	—	—
Facility rent expense	1,758	1,761	1,772	1,759	1,751
Depreciation and amortization	1,778	1,796	2,465	1,857	1,954
Salary retirement and continuation costs	149	5	—	—	1,282
Total expenses	54,889	52,874	53,931	53,626	55,530
(Loss) Income from Operations	(30)	1,380	586	1,306	199

Other Income (Expense):
Interest expense, net	(3,087)	(3,204)	(2,891)	(2,622)	(2,650)
Acquisition costs, net of gains	(487)	(33)	45	—	—
Derivative (loss) gain	(1,947)	1,989	829	—	—
Loss on extinguishment of debt	(25)	(6)	(77)	(583)	—
Loss on disposal of assets	(4)	(5)	—	—	—
Other income (expense)	—	15	(321)	(108)	(84)
Total other expense, net	(5,550)	(1,244)	(2,415)	(3,313)	(2,734)

(Loss) Income from Continuing Operations Before Income Taxes	(5,580)	136	(1,829)	(2,007)	(2,535)
Income tax (expense) benefit	—	54	(118)	(8)	—
(Loss) Income from Continuing Operations	(5,580)	190	(1,947)	(2,015)	(2,535)
Loss from Discontinued Operations, Net of Tax	(1,365)	(603)	(1,308)	(508)	(260)
Net Loss	(6,945)	(413)	(3,255)	(2,523)	(2,795)
Net Loss Attributable to Noncontrolling Interest	241	195	168	173	157
Net Loss Attributable to AdCare Health Systems, Inc.	(6,704)	(218)	(3,087)	(2,350)	(2,638)
Preferred stock dividend	(306)	(306)	(646)	(646)	(646)
Net Loss Attributable to AdCare Health Systems, Inc. Common Stockholders	($7,010)	($524)	($3,733)	($2,996)	($3,284)

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA FROM CONTINUING OPERATIONS AND
ADJUSTED EBITDAR FROM CONTINUING OPERATIONS
(Amounts in 000’s)
(Unaudited)

	For Three Months Ended

	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014

Net Loss	($6,945)	($413)	($3,255)	($2,523)	($2,795)
Impact of discontinued operations	1,365	603	1,308	507	260
Net (loss) income from continuing operations	(5,580)	190	(1,947)	(2,016)	(2,535)
Interest expense, net	3,087	3,204	2,891	2,623	2,650
Income tax (benefit) expense	—	(54)	118	8	—
Amortization of stock-based compensation	291	186	360	513	226
Depreciation and amortization	1,778	1,796	2,465	1,856	1,954
Acquisition costs, net of gains	487	33	(45)	—	—
Derivative loss (gain)	1,947	(1,989)	(829)	—	—
Loss on extinguishment of debt	25	6	77	583	—
Loss on disposal of assets	4	5	—	—	—
Audit committee investigation expense	848	302	102	—	—
Reincorporation - Georgia	—	—	91	—	—
Salary retirement and continuation costs	149	5	—	—	1,282
Other (income) expense	—	(15)	321	107	84
Adjusted EBITDA from continuing operations	3,036	3,669	3,604	3,674	3,661
Facility rent expense	1,758	1,761	1,772	1,759	1,751
Adjusted EBITDAR from continuing operations	$4,794	$5,430	$5,376	$5,433	$5,412

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
SUPPLEMENTARY SCHEDULES
(Unaudited)

	2013							2014
End of Period Data	Q1	Q2	6 Mo YTD	Q3	9 Mo YTD	Q4	12 Mo YTD	Q1	Q2	6 Mo YTD

Number of Facilities
SNF
Owned	23	23	23	23	23	23	23	23	23	23
Leased	9	9	9	9	9	9	9	9	9	9
Managed	10	10	10	10	10	10	10	3	3	3
ALF
Owned	2	2	2	2	2	2	2	2	2	2
IL
Managed	1	1	1	1	1	1	1	1	1	1
Total	45	45	45	45	45	45	45	38	38	38

Number of Operational Beds
SNF
Owned	2,458	2,458	2,458	2,458	2,458	2,458	2,458	2,458	2,458	2,458
Leased	1,090	1,090	1,090	1,090	1,090	1,090	1,090	1,090	1,090	1,090
Managed	813	813	813	813	813	813	813	510	510	510
ALF
Owned	112	112	112	112	112	112	112	112	112	112
IL
Managed	83	83	83	83	83	83	83	83	83	83
Total at Period End	4,556	4,556	4,556	4,556	4,556	4,556	4,556	4,253	4,253	4,253
Total Weighted Average (d)	3,660	3,660	3,660	3,660	3,660	3,660	3,660	3,660	3,660	3,660

SNF + ALF % Owned	70.2%	70.2%	70.2%	70.2%	70.2%	70.2%	70.2%	70.2%	70.2%	70.2%
SNF + ALF % Leased	29.8%	29.8%	29.8%	29.8%	29.8%	29.8%	29.8%	29.8%	29.8%	29.8%

Revenue Mix % (b)
Skilled (c)	32.8%	31.9%	32.3%	29.3%	31.3%	29.1%	30.8%	31.8%	32.7%	32.3%
Medicaid	51.9%	53.0%	52.5%	53.5%	52.8%	53.1%	52.9%	52.2%	51.7%	52.0%
Private + Other	15.3%	15.1%	15.2%	17.2%	15.9%	17.8%	16.3%	16.0%	15.6%	15.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Patient Days (b)
Skilled (c)	40,263	39,716	79,979	35,406	115,385	35,005	150,390	38,147	39,779	77,926
Medicaid	174,003	179,659	353,662	182,886	536,548	179,693	716,241	177,323	179,030	356,353
Private + Other	40,073	39,507	79,580	42,381	121,961	46,152	168,113	40,852	42,214	83,066
Total	254,339	258,882	513,221	260,673	773,894	260,850	1,034,744	256,322	261,023	517,345

Patient Day Mix % (a)
Skilled (c)	16.4%	15.9%	16.1%	14.1%	15.4%	13.9%	15.0%	15.4%	15.9%	15.7%
Medicaid	70.2%	71.1%	70.7%	71.8%	71.1%	70.8%	71.0%	71.0%	70.5%	70.7%
Private + Other	13.4%	13.0%	13.2%	14.1%	13.5%	15.3%	14.0%	13.6%	13.6%	13.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Revenue Rates Per Patient Day (a)
Skilled (c)	$441.07	$436.10	$438.61	$444.21	$440.33	$448.93	$442.33	$453.82	$456.19	$455.03
Medicaid	$162.30	$160.96	$161.62	$157.97	$160.38	$160.00	$160.28	$161.12	$160.95	$161.04
Private + Other	$177.30	$176.11	$176.72	$176.89	$176.78	$177.66	$177.02	$181.17	$177.84	$179.49
Weighted Average Total	$217.57	$214.58	$216.06	$210.46	$214.17	$211.55	$213.51	$217.45	$217.73	$217.59

Average Daily Census (b)
Skilled (c)	447	436	442	385	423	380	412	424	437	431
Medicaid	1,933	1,974	1,954	1,988	1,965	1,953	1,962	1,970	1,967	1,969
Private + Other	446	435	439	460	447	502	461	454	464	458
Total Average Daily Census	2,826	2,845	2,835	2,833	2,835	2,835	2,835	2,848	2,868	2,858

Occupancy (b)	77.2%	77.7%	77.5%	77.4%	77.5%	77.5%	77.5%	77.8%	78.4%	78.1%

(in thousands)
Total Revenue (b)	$54,680	$54,859	$109,539	$54,254	$163,793	$54,517	$218,310	$54,932	$55,729	$110,661
Adjusted EBITDAR (b)	$4,006	$4,794	$8,800	$5,430	$14,229	$5,376	$19,605	$5,433	$5,412	$10,845
Adjusted EBITDA (b)	$2,269	$3,036	$5,305	$3,668	$8,973	$3,605	$12,577	$3,674	$3,661	$7,335

(a) Skilled nursing only - excludes managed facilities
(b) AdCare consolidated incorporating discontinued operations
(c) Skilled is defined as Medicare A + Managed Care RUGS
(d) Consists of weighted average beds of SNF + ALF owned and leased facilities